UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 18, 2002


                               KASPER A.S.L., LTD.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 0-24179


           DELAWARE                                        22-3497645
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                        Identification No.)


        77 METRO WAY, SECAUCUS NJ                                07094
(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (201) 864-0328

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

       On April 18, 2002, Kasper A.S.L., Ltd. ("Kasper") dismissed its independent auditors, Arthur Andersen LLP ("Arthur Andersen") and engaged the services of Ernst & Young LLP as its new independent auditors effective immediately. These actions followed Kasper's decision to seek proposals from independent accountants to audit the financial statements of Kasper, and were approved by Kasper's Board of Directors upon the recommendation of its Audit Committee. Ernst & Young LLP will audit the financial statements of Kasper for the fiscal year ending December 28, 2002 and will perform all quarterly reviews for fiscal 2002 subject to bankruptcy court approval.

       During the two most recent fiscal years of Kasper ended December 29, 2001, and the subsequent interim period through April 15, 2002, there were no disagreements between Kasper and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports.

       None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of Kasper ended December 29, 2001 or within the interim period through April 15, 2002.

       None of the audit reports of Arthur Andersen on the consolidated financial statements of Kasper as of and for the fiscal years ended December 30, 2000 and December 29, 2001 contained an adverse opinion or a disclaimer of opinion nor was any such audit report qualified or modified as to uncertainty, audit scope or accounting principles, except that such audit reports contained a qualified opinion as to going concern.

       A letter from Arthur Andersen is attached hereto as Exhibit 16.1.

       During the two most recent fiscal years of Kasper ended December 29, 2001, and the subsequent interim period through April 15, 2002, Kasper did not consult with Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


        (c)  Exhibits.


             EXHIBIT
             NUMBER                          DESCRIPTION
             ------                          -----------

              16.1                   Letter of Arthur Andersen LLP





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
                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      KASPER A.S.L., LTD.

Date: April 23, 2002                  By: /s/ John D. Idol
                                          -----------------------------------
                                          John D. Idol
                                          Chairman & Chief Executive Officer














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
                                  EXHIBIT INDEX

   EXHIBIT
   NUMBER                            DESCRIPTION
   ------                            -----------

    16.1                     Letter of Arthur Andersen LLP



















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